THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this "Amendment") is dated for reference purposes only as of May 18, 1999, by and between TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, a California corporation
("Landlord"), and MAXICARE HEALTH PLANS, INC., a Delaware corporation
("Tenant").


RECITALS

A.	Landlord and Tenant entered into that certain Lease dated for reference purposes only as of June 1, 1994, as amended by a First Amendment to Lease dated for reference purposes only as of November 1996 and a Second Amendment to Lease dated for reference purposes only as of January 4, 1999 (collectively, the "Lease"), with respect to premises located at and commonly known as the entire 8' and 9t' floors in the Broadway Building located at 1149 South Broadway Street, Los Angeles, California (hereinafter the "Premises" and the "Building", respectively); and

B.	On April 16, 1999 Landlord notified Tenant pursuant to Article
2.01 D. and Exhibit "I" of the Lease that the seventh (T) floor of the Building was available to lease. In response, Tenant notified Landlord on April 22, 1999 that it was not interested in exercising its right to lease the seventh (T) floor of the Building.

C.	The Landlord and Tenant now desire to further amend the Lease as provided herein below.

NOW, THEREFORE, the Landlord and Tenant for good and valuable consideration, the receipt of which is hereby acknowledged, amend the Lease as follows:

AGREEMENT

1 . 	   The foregoing Recitals are true and correct and incorporated herein by this reference.

2.	All capitalized terms not specifically defined herein shall
have the meanings set forth in the Lease.

3.	This Amendment shall be read and construed with the Lease, and all terms, covenants and conditions set forth in the Lease, except as specifically amended herein, shall be and remain in full force and effect.

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4.	Paragraph 1. of Exhibit "F" of the Lease entitled Grant of
Option is amended to provide that Tenant's written notice period to exercise Tenant's first (Is') option to renew the Lease as to all of the Premises is hereby extended from May 31, 1999 to and including July 31, 1999.


		5.	The parties hereto represent and warrant to the other that they are authorized and empowered to enter into this Amendment and each of the individuals executing this Amendment on behalf of the respective party entities do hereby expressly warrant and represent to the other that they are duly authorized to execute this Amendment on behalf of said entities and to bind said entities to the terms of this Amendment.

6.	In the event of any conflict between the terms, provisions and covenants of the Lease and this Amendment, the terms, provisions and covenants of this Amendment shall supercede and govern the actions of the parties hereto.

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

"LANDLORD"

TRANSAMERICA OCCIDENTAL LIFE
 INSURANCE COMPANY INC., a California
Corporation


By:

Name:


Its:

"TENANT"

MAXICARE HEALTH PLANS, INC., a
Delaware corporation

By:

Name:

Its: